Exhibit 32 Section 1350 Certifications

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

The undersigned, as the chief executive officer of AGL Resources Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the Form 10-K for the annual period ended December 31, 2004 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AGL Resources Inc.

Date: February 14, 2005	/s/ Paula G. Rosput
Chairman, President and Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

The undersigned, as the chief financial officer of AGL Resources Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the Form 10-K for the annual period ended December 31, 2004 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AGL Resources Inc.

Date: February 14, 2005	/s/ Richard T. O'Brien
Executive Vice President and Chief Financial Officer